UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  0-20022               31-1227808
           --------                  -------               ----------
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)       Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A amends Item 4.01 of Pomeroy IT Solutions, Inc.'s Form 8-K filed on April 26, 2006, to reflect the effective date of the resignation of Crowe Chizek and Company LLC as Pomeroy's independent accountant.

SECTION 4. - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

Pomeroy IT Solutions, Inc. ("Pomeroy" or the "Company") previously filed a Current Report on Form 8-K to report under this Item 4.01 that on April 20, 2006, Crowe Chizek and Company LLC ("Crowe Chizek"), the Company's independent accountant, notified the Company that it would be resigning as the Company's independent accountant, effective upon completion of the Form 10-Q for first quarter of fiscal 2006. The Company filed its quarterly report on Form 10-Q for the first quarter ended April 5, 2006 on May 15, 2006 and Crowe Chizek ceased rendering services to Pomeroy on May 16, 2006.

During the two most recent fiscal years ended January 5, 2006 and through May 15, 2006, (1) there were no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; and (2) the Company did not have any reportable events as described under Item 304
(a)(1)(iv) of Regulation S-K except for the existence of material weaknesses in the Company's internal control over financial reporting as disclosed by the Company at January 5, 2005 and January 5, 2006 and concurred with by Crowe Chizek. See Item 9A in Part II of the Company's Form 10-K/A for the fiscal year ended January 5, 2005, filed May 5, 2005, and Item 9A in Part II of the Company's Form 10-K for the fiscal year ended January 5, 2006, filed April 14, 2006, for a description of the material weaknesses.

Crowe Chizek has been provided a copy of this Form 8-K/A with respect to the aforesaid disclosure and has provided a letter addressed to the Securities and Exchange Commission agreeing with the statements contained herein. Crowe
Chizek's  letter  is  attached  hereto  as  Exhibit  16.1.

SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS

Item  9.01  Financial  statements  and  Exhibits

(d)  Exhibits

     16.1     Letter from Crowe Chizek and Company LLC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POMEROY  IT  SOLUTIONS,  INC.
                                       -----------------------------


Date:   May 18, 2006                   By:  /s/ Kevin G. Gregory

                                       -----------------------------------------
                                       Kevin G. Gregory, Senior Vice President
                                       and Chief Financial Officer